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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2003
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NUMBER)


             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                   --------------
          (ADDRESS OF PRINCIPAL                            (ZIP CODE)
           EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (201) 863-7300
                                                            -------------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.


      As reported by the filing of Amendment No. 1 to Schedule 13D made by Chelsey Direct, LLC, a Delaware limited liability company ("Chelsey"), and certain related parties with the Securities and Exchange Commission on July 14, 2003, Hanover Direct, Inc. (the "Company") sent a letter to Chelsey and Richemont Finance S.A., a Luxembourg company, dated July 7, 2003, a copy of which is annexed hereto as Exhibit 99.1. Chelsey responded to the Company's July 7, 2003 letter by letter dated July 11, 2003, a copy of which is annexed hereto as Exhibit 99.2. The Company responded to Chelsey's July 11, 2003 letter by letter dated July 14, 2003, a copy of which is annexed hereto as Exhibit 99.3. The Company makes reference to these letters for a complete description of their contents.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

99.1 Letter, dated July 7, 2003 from the Company to Chelsey Direct, LLC and Richemont Finance S.A.

99.2 Letter dated July 11, 2003 from Chelsey Direct, LLC to the Company

99.3 Letter, dated July 14, 2003 from the Company to Chelsey Direct, LLC
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             -----------------------------------
                                                         (Registrant)

July 14, 2003                                By: /s/ Edward M. Lambert
                                             -----------------------------------
                                             Name:   Edward M. Lambert
                                             Title:  Executive Vice President
                                                    and Chief Financial Officer